Related-Party Transactions	12 Months Ended
Dec. 31, 2020
Related-Party Transactions
Related-Party Transactions

Note 23. Related‑Party Transactions

The table below sets out the compensation awarded to the members of the executive team (including the executive and corporate officers) that was recognized in expenses for the years ended December 31, 2018, 2019 and 2020.

	Year ended
	December 31,
(in thousands of euros)	2018	2019	2020
Wages and salaries	944	1,113	1,369
Benefits in kind	46	47	42
Pension plan expenses	41	66	77
Share‑based compensation expense	354	280	259
Attendance fees	200	206	258
Net total	1,585	1,712	2,005

ISLS Consulting, whose Chairman Jean‑Louis Junien was a Company director until May 27, 2019, received €169 thousand, compared to €162 thousand in 2018 within the scope of a consulting service contract. Additionally, on December 14, 2018, the Company’s Board of Directors granted 80,000 share warrants to ISLS Consulting.